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                              SERVICE AGREEMENT

THIS SERVICE AGREEMENT ("Agreement") is made and entered into this 30st day of August, 1999, effective as of August 30, 1999, between TELECOM WIRELESS CORPORATION, a Utah corporation (the "Company"), and JOHN H. SUNUNU ("JHS").

    For and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    1. TERM AND TERMINATION. Agreement shall commence on the effective date set forth above and shall continue for a period of 48 months thereafter unless earlier terminated by either party for any reason upon not less than ten days' notice given to the other party. Notwithstanding any such termination, accrued compensation and expenses payable to JHS by the Company shall be paid promptly in accordance with this Agreement.

    2. SERVICES AND RECORDS. The Company hereby engages JHS to provide assistance in acquisitions, strategic business development analysis, financial review, and other services (the "Services"). JHS accepts such engagement and agrees to timely perform the Services fully, faithfully and in a professional manner. The scope of the Services shall be defined by the Company and shall be performed within the time frame agreed upon between the Company and JHS. Electronic mail shall serve as an acceptable form to authorize specific tasks. JHS agrees to be available to perform the Services for up to 1000 hours per year as required by the Company. JHS shall maintain records and status reports in such form as may be agreed upon between JHS and the Company and she provide such time records and reports to the Company periodically as required by it.

    3. COMPENSATION. Compensation to JHS from the Company will include items 3.1 through 3.4 as .follows:

        3.1.  An immediate grant to JHS of 250,000 shares of Telecom Wireless.

        3.2. A grant to JHS of 7,500 shares of Telecom Wireless each month for 48 months.

    The Company and JHS agree that the considerations 3.1, and 3.2 above should be structured in detail to accommodate good financial and tax planning for all parties. If Options or other instruments are more appropriate vehicles for items 3.1 and 3.2 above the Company recognizes that the numbers of shares must be increased to reflect equivalent value.

    4. REPRESENTATIONS AND WARRANTIES OF JHS. JHS represents and warrants to the Company as follows:

        4.1. The Shares and the shares of common stock issued upon exercise of any Options (the "Option Shares") (collectively, the "Securities") will be acquired as an investment for JHS's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and JHS has no present intention of selling, granting participation in, or otherwise distributing the same,

        4.2. JHS has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Securities; that JHS has sufficient financial strength to hold the Securities as an investment and to bear the economic risks of such investment (including possible complete loss of such investment) for an indefinite period of time; and that during the

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negotiations of the transactions contemplated herein, JHS and JHS's legal counsel and investment advisers, if any, have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company to the extent such items exist, and to the Company's office and facilities, and have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

    5. REIMBURSEMENT FOR EXPENSES. The Company shall reimburse JHS for all preapproved reasonable out of pocket expenses incurred by JHS in the performance of JHS's duties. Expenses shall not include JHS's overhead such as rent, telephone, salaries and other operating expenses. JHS will maintain such records and written receipts as may be required by the Company to substantiate such expenses.

    6. CORPORATE OPPORTUNITY. JHS acknowledges and agrees that any actual or potential opportunity within the area of interest of the Company which comes to its attention at any time during the term of this Agreement shall be made available to the Company.

    7. NONCOMPETITION AND NONSOLICITATION. JHS agrees that it will not, directly or indirectly, (i) engage in or become financially interested in any business which competes with the business of the Company or any subsidiary or affiliate of the Company, or (ii) induce or attempt to induce any employee of the Company or of any subsidiary or affiliate of the Company to terminate such employment, in all cases during the term of this Agreement and for a period of two years thereafter. JHS acknowledges and agrees that the terms of this Section 7 are fair and equitable in all respects and are reasonably necessary to protect the business and goodwill of the Company.

    8. CONFIDENTIAL INFORMATION. JHS agrees that during the entire term of this Agreement and at all times thereafter, any confidential information or trade secrets ("Confidential Information") owned or used by the Company or any subsidiary or affiliate of the Company of which JHS shall acquire knowledge shall be considered and kept by JHS as the private, privileged and proprietary records of the Company and will not be divulged to or used by any person except on the direct authority of the Company. JHS agrees that the Company shall be entitled, with or without notice, to temporary restraining orders and preliminary and permanent injunctions restraining and enjoining JHS, any persons acting in concert with JHS and any other persons having or proposed to have the use or benefit of Confidential Information or for any other breach of either Section 7 or Section 8. Confidential Information includes, without limitation, all documentation and other tangible or intangible discoveries, ideas, concepts, software, designs, drawings, specifications, techniques, models, information, source code, object code, diagrams, flow charts, procedures, know-how, financial statements and other financial information, customer and supplier lists, tax records, personnel records, accounting procedures and other business records and information, whether similar or dissimilar to the foregoing. Confidential information also includes any information described above which the Company obtains from another person which the Company treats or designates as proprietary or confidential, whether or not owned or developed by the Company.

    9. ARBITRATION. Except as provided in Section 8 above, in the event of any differences, claims or disputed matters between the parties hereto arising out of this Agreement or connected herewith, the parties agree to submit such matters to arbitration by the American Arbitration Association or its successor. Either party can invoke arbitration upon ten days notice to the other party. The determination of the arbitrator shall be final and absolute. The arbitrator shall be governed by the duly Promulgated

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rules and regulations of the American Arbitration Association or its successor, and the pertinent provisions of the laws of the State of Colorado relating to arbitration. The decision of the arbitrator may be entered in a judgment in any court of the State of Colorado or elsewhere. The arbitrator shall not have the power to award consequential or exemplary damages.

    10. MISCELLANEOUS. (i) This Agreement sets forth the understanding of the parties and supercedes all prior written or oral understandings and agreements and may be modified only by a writing signed by all parties; (ii) No party shall have the right to assign all or any portion of its rights, duties or obligations under this Agreement to any other person. Subject to the foregoing, all terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto; (iii) This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to the conflict of laws provisions thereof, (iv) The failure of any party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed as a waiver of future performance of such or any other term, covenant or condition; (v) In the event any party takes legal action against any other party in order to enforce the terms of this Agreement, the party in whose favor a final judgment or order is rendered shall be entitled to recover from the other party its reasonable attorneys fees and costs to be fixed by the court or arbitrator which renders such judgment or order. Such fees and costs shall include those incurred in connection with any appeal or appeals; (vi) Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be void or unenforceable, all other provisions of this Agreement shall remain in full force and effect; and (vii) All notices required hereunder shall be deemed to have been given when in writing upon the earlier of personal delivery by courier, facsimile or other receipted delivery or three days following deposit in the United States mails by certified or registered mail, postage prepaid, to the party at the addresses set forth below. Any party hereto, by notice duly given, may change the address for the giving of notice.

    11. REMEDIES NOT EXCLUSIVE. The remedies provided herein are not and shall not be, exclusive but shall be cumulative with and in addition to any other remedy which may be available to any party hereto at law or in equity, including, but not by way of limitations damages for any breach hereof.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                       TELECOM WIRELESS CORPORATION,
                                       a Utah corporation


                                       By: /s/ James C. Roberts
                                          ---------------------------------
                                       Title: Chief Executive Officer
                                             ------------------------------

                                       Address: 5299 DTC Blvd., Suite 1200
                                                ---------------------------
                                                Englewood, CO 80111
                                                ---------------------------



                                       By: /s/ John H. Sununu
                                          ---------------------------------
                                       Title: President
                                             ------------------------------
                                       Address: 24 Samoset Drive
                                                ---------------------------
                                                Salem, NH 03079
                                                ---------------------------